SUPPLEMENT TO THE PROSPECTUSES
                                       OF
                      EVERGREEN STATE MUNICIPAL BOND FUNDS
                  EVERGREEN SOUTHERN STATE MUNICIPAL BOND FUNDS
                     EVERGREEN NATIONAL MUNICIPAL BOND FUNDS
                         EVERGREEN DOMESTIC GROWTH FUNDS
                            EVERGREEN BALANCED FUNDS
                        EVERGREEN GROWTH AND INCOME FUNDS
                             EVERGREEN SECTOR FUNDS
                             EVERGREEN EQUITY FUNDS
                 EVERGREEN INTERMEDIATE AND LONG TERM BOND FUNDS
                EVERGREEN SHORT AND INTERMEDIATE TERM BOND FUNDS
                 EVERGREEN INTERNATIONAL AND GLOBAL GROWTH FUNDS
                          EVERGREEN MONEY MARKET FUNDS
                                  (the "Funds)


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                                  SPECIAL OFFER
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         During the period from January 2, 2001  through  April 15, 2001 (unless extended by Evergreen Distributors, Inc. ("EDI"), the principal underwriter of the Funds) (the "Sales Period"), EDI will pay A. G. Edwards & Sons, Inc. an additional commission on sales of the Funds through Individual Retirement Accounts. EDI will pay an additional commission equal to 0.50% of the net asset value of all sales of Class B shares of the Funds and an additional commission of 0.25% of the net asset value of all sales of Class C shares of the Funds sold during the Sales Period.



February 28, 2001                                       557416      (2/01)